Exhibit 10.1

QUALITY DISTRIBUTION, LLC

and

QD CAPITAL CORPORATION

as Issuers,

the GUARANTORS named in the Indenture (as defined herein),

QD RISK SERVICES, INC.

as Guarantor

and

THE BANK OF NEW YORK MELLON,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of August 27, 2009

9% Senior Subordinated Notes due 2010

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of August 27, 2009, among QUALITY DISTRIBUTION, LLC, a Delaware limited liability company (the “Company”) and QD CAPITAL CORPORATION, a Delaware corporation (“QD Capital” and together with the Company, the “Issuers”), QD RISK SERVICES, INC., a Florida corporation (the “Undersigned”) and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of November 13, 2003 (as supplemented from time to time, the “Indenture”), relating to the Company’s 9% Senior Subordinated Notes due 2010 (the “Notes”);

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Company agreed pursuant to the Indenture to cause any newly acquired Domestic Restricted Subsidiaries to provide Guaranties in certain circumstances.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. The Undersigned, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article Eleven thereof.

Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

QUALITY DISTRIBUTION, LLC, as Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	Chief Executive Officer

QD CAPITAL CORPORATION, as Issuer

By:	/s/ Gary R. Enzor
Name:	Gary R. Enzor
Title:	Chief Executive Officer

QD RISK SERVICES, INC., as Guarantor

By:	/s/ Jonathan C. Gold
Name:	Jonathan C. Gold
Title:	Secretary

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name:	Laurence J. O’Brien
Title:	Vice President